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                                                                      Exhibit 23




                 CONSENT OF REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement (Form S-8, File No. 333-98681) pertaining to the ConocoPhillips Savings Plan of our report dated June 28, 2004, with respect to the financial statements and schedules of the ConocoPhillips Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2003.



                                          /S/ ERNST & YOUNG LLP
Houston, Texas                            ERNST & YOUNG LLP
June 28, 2004